Active Small Cap Value ETF Investment Strategy - Active Small Cap Value ETF	Jun. 30, 2026
Prospectus [Line Items]
Strategy [Heading]	What are the Fund’s main investment strategies?
Strategy Narrative [Text Block]	Under normal circumstances, the Fund invests at least 80% of its assets in equity securities of small cap value companies.Small cap companies are companies with market capitalizations similar to those within the universe of the Russell 2000® Value Index stocks at the time of purchase. As of September 30, 2026, the market capitalizations of the companies in the Russell 2000® Value Index ranged from $5.62 million to $24.23 billion. Value companies are those that the adviser believes are undervalued or attractively valued, based on one or more of the following factors: how the stock price compares to the company’s sales, earnings, and assets, as well as the overall value of the company compared to its sales and the capital invested in it. “Assets” means net assets, plus the amount of borrowings for investment purposes. In implementing its main strategies, the Fund’s equity investments are primarily in common stock and real estate investment trusts (REITs). Investment Process: In reviewing investment opportunities, the adviser implements an investment process that seeks to systematically identify high quality small cap companies at attractive valuations. Specifically, the adviser seeks to invest in attractively valued companies with durable businesses, strong balance sheets and which are led by management teams who have proven their ability to increase the intrinsic value per share of the company. ●In making such evaluations, the adviser considers a company to be attractively valued based on characteristics such as the market value that has been added since the company’s inception, profitability based on both its core operations and on an after-taxes basis, and market expectations of future growth for the company. ●Companies with durable franchises generally have a sustainable competitive position relative to peers, high returns on capital, a diversified client or asset base and a strong brand. ●Companies with strong balance sheets generally generate strong levels of free cash flow with reasonable debt levels. ●In considering whether a management team has proven its ability to increase the intrinsic value per share, the adviser looks at whether management has earned and grown economic profits, i.e., generated returns in excess of the cost of capital over time. As part of its investment process, the adviser seeks to assess the impact of environmental, social and governance (ESG) factors on many issuers in the universe in which the Fund may invest. The adviser’s assessment is based on an analysis of key opportunities and risks across industries to seek to identify financially material issues with respect to the Fund’s investments in issuers and ascertain key issues that merit engagement with issuers. These assessments may not be conclusive, and securities of issuers that may be negatively impacted by such factors may be purchased and retained by the Fund while the Fund may divest or not invest in securities of issuers that may be positively impacted by such factors. The adviser may sell a security for several reasons. A security may be sold due to a change in the company’s fundamentals or if the adviser believes the security is no longer attractively valued. Investments may also be sold if the adviser identifies a security that it believes offers a better investment opportunity.